Commitments, Contingencies and Indemnifications	9 Months Ended
Sep. 30, 2016
Commitments, Contingencies and Indemnifications
Commitments, Contingencies and Indemnifications

Note 18 – Commitments, Contingencies and Indemnifications

The Company may be subject to litigation and administrative proceedings arising in the ordinary course of its business. The Company does not believe that such matters will have a material adverse impact on the Company’s financial position, results of operations, or cash flows.

The Company has entered into agreements, which provide for indemnifications against losses, costs, claims, and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to these agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on history and experience, the Company expects the risk of loss to be remote.

As of September 30, 2016 and December 31, 2015, the Company had $36.6 million and $34.3 million of unfunded loan commitments related to loans, held at fair value, respectively.